Exhibit H(4)

FIRST AMENDMENT TO SECOND AMENDED, RESTATED AND

CONSOLIDATED TRANSFER AGENCY AND SERVICE AGREEMENT

This amendment, dated October 16, 2021, is made to the SECOND AMENDED, RESTATED AND CONSOLIDATED TRANSFER AGENCY AND SERVICE AGREEMENT, dated as of April 1, 2014, as it may be amended, supplemented, restated or otherwise modified from time to time, by and among MassMutual Select Funds, MassMutual Premier Funds, and State Street Bank and Trust Company (the “Consolidated Agreement”). Capitalized terms not defined herein have the meanings ascribed to them in the Consolidated Agreement.

WHEREAS, the MassMutual Select Funds, MassMutual Premier Funds, and State Street Bank and Trust Company wish to amend the Consolidated Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein the parties hereto agree as follows:

1)	Section 22 of the Consolidated Agreement is updated as follows:

To the Trusts:

[Name of Trust]

1295 State Street

Springfield, MA 01111

Attention: President of the Trust

With a copy to:

Same address as above

Secretary of the Trust

To the Bank:

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Client Manager, MassMutual

With a copy to:

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Attention: Fund Administration Legal Department

2)	Appendix A to the Consolidated Agreement is amended in its entirety and replaced with a new Appendix A annexed hereto.

3)	Miscellaneous

(a) Except as amended hereby, the Consolidated Agreement shall remain in full force and effect.

(b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers as of the date first written above.

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Kevin Murphy
Name: Kevin Murphy
Title: Managing Director

MASSMUTUAL PREMIER FUNDS

By:	/s/ Renee Hitchcock
Name: Renee Hitchcock
Title: CFO and Treasurer

MASSMUTUAL SELECT FUNDS

By:	/s/ Renee Hitchcock
Name: Renee Hitchcock
Title: CFO and Treasurer

Appendix A

As of October 16, 2021, this Appendix A forms a part of the Second Amended, Restated and Consolidated Transfer Agency and Service Agreement dated as of April 1, 2014 (the “Consolidated Agreement”), between State Street Bank and Trust Company, MassMutual Select Funds, and MassMutual Premier Funds. As of October 16, 2021, this Appendix A supersedes any previous versions of said Appendix.

Series or Portfolios

Portfolios	Classes
MassMutual Select Funds
MassMutual Blue Chip Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Diversified Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Equity Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Fundamental Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Fundamental Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Growth Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Mid Cap Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Mid Cap Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Overseas Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Small Cap Growth Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Small Cap Value Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Small Company Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Strategic Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Total Return Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select BlackRock Global Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MM MSCI EAFE® International Index Fund	I, R5, Service, Administrative, A, R4, R3
MM Russell 2000® Small Cap Index Fund	I, R5, Service, Administrative, A, R4, R3
MM S&P 500® Index Fund	I, R5, Service, Administrative, A, R4, R3
MM S&P® Mid Cap Index Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual 20/80 Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual 40/60 Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual 60/40 Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual 80/20 Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JPMorgan 2020 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JPMorgan 2025 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JPMorgan 2030 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JPMorgan 2035 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JPMorgan 2040 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JPMorgan 2045 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JPMorgan 2050 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JPMorgan 2055 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JPMorgan 2060 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JPMorgan In Retirement Fund	I, R5, Service, Administrative, A, R4, R3
MM Equity Asset Fund	I
MassMutual Select T. Rowe Price Retirement 2005 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2010 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2015 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2020 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2025 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2030 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2035 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2040 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2045 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2050 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2055 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2060 Fund	I, M5, M4, M3

MassMutual Select T. Rowe Price Retirement Balanced Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Bond Asset Fund	I
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	I
MassMutual Select T. Rowe Price International Equity Fund	I
MassMutual Select T. Rowe Price Large Cap Blend Fund	I
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	I
MassMutual Select T. Rowe Price Real Assets Fund	I
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	I
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund	I

MassMutual Premier Funds
MassMutual Balanced Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Core Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Disciplined Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Disciplined Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Diversified Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Global Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Inflation-Protected and Income Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual International Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Main Street Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Small Cap Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Strategic Emerging Markets Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual U.S. Government Money Market Fund	R5